UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian Wiedmeyer, President

Managed Portfolio Series

c/o U.S. Bank Global Fund Services

777 East Wisconsin Ave., 6th Floor

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1712

Registrant’s telephone number, including area code

Date of fiscal year end: 03/31/2026

Date of reporting period: 03/31/2026

Item 1. Reports to Stockholders.

(a)

Port Street Quality Growth Fund
Institutional Class | PSQGX
Annual Shareholder Report | March 31, 2026
This annual shareholder report contains important information about the Port Street Quality Growth Fund for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at https://portstreetinvest.com/about-the-fund/. You can also request this information by contacting us at 1-855-369-6220.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$101	0.97%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
While the Fund underperformed its benchmark over the past year, this outcome was consistent with its long standing valuation approach. During this period, the Fund applied traditional long term discount rates when evaluating businesses, an approach that has at times resulted in relative underperformance during markets characterized by elevated valuations.
For the twelve months ended March 31, 2026, the Port Street Quality Growth Fund returned 7.83%, compared with a return of 17.80% for the S&P 500®.
During the same period, the Fund’s sizable cash position, and limited exposure to certain areas of the market, including artificial intelligence related companies, contributed to performance lag relative to the benchmark.
Quality Growth’s investment approach focuses on owning businesses that we believe can be purchased at prices below their assessed intrinsic value and that demonstrate consistent profitability, strong balance sheets, durable competitive advantages, and capable management.
Throughout the period, the strategy emphasized valuation discipline and risk awareness within equity markets.
During the reporting period, equity markets reached new highs, while inflationary pressures, geopolitical uncertainty, and rising costs across consumer goods remained notable features of the economic environment. These factors influenced investor sentiment and market conditions during the year.
We remain disciplined in our valuation process and continue to rely on metrics grounded in historical norms when making investment decisions.
Thank you for your trust and confidence in our stewardship.
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, management fees, and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
Port Street Quality Growth Fund	PAGE 1	TSR-AR-56166Y529

ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
Institutional Class (without sales charge)	7.83	5.48	7.14
S&P 500 TR	17.80	12.06	14.16
Visit https://portstreetinvest.com/about-the-fund/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of March 31, 2026)

Net Assets	$164,508,195
Number of Holdings	26
Net Advisory Fee	$1,264,812
Portfolio Turnover	9%
WHAT DID THE FUND INVEST IN? (as of March 31, 2026)

Top 10 Issuers	(% of Net Assets )
United States Treasury Bill	39.9%
Alphabet, Inc.	5.6%
Berkshire Hathaway, Inc.	4.8%
Microsoft Corp.	4.4%
Medtronic PLC	4.4%
Novo Nordisk	4.1%
Walt Disney Co.	3.5%
Unilever PLC	3.3%
General Dynamics Corp.	3.1%
ASML Holding NV	3.0%

Top Sectors	(% of Net Assets)
US Government Issued	39.9%
Health Care	14.2%
Information Technology	10.2%
Communication Services	9.2%
Industrials	7.8%
Consumer Staples	7.3%
Financials	6.4%
Consumer Discretionary	3.7%
Cash & Other	1.3%
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://portstreetinvest.com/about-the-fund/.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Port Street Investments LLC documents not be householded, please contact Port Street Investments LLC at 1-855-369-6220, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Port Street Investments LLC or your financial intermediary.
Port Street Quality Growth Fund	PAGE 2	TSR-AR-56166Y529

(b)	Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other Services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2026	FYE 03/31/2025
(a) Audit Fees	$17,500	$17,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$3,500	$3,500
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2026	FYE 03/31/2025
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	0%	0%

(f) Not applicable

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 03/31/2026	FYE 03/31/2025
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Port Street Quality Growth Fund
Core Financial Statements
March 31, 2026

Port Street Quality Growth Fund
Schedule of Investments
March 31, 2026

	Shares	Value
COMMON STOCKS - 58.8%
Communication Services - 9.2%
Alphabet, Inc. - Class A	32,292	$9,285,888
Walt Disney Co.	59,845	5,767,861
		15,053,749
Consumer Discretionary - 3.7%
Home Depot, Inc.	8,306	2,731,760
Starbucks Corp.	38,200	3,422,338
		6,154,098
Consumer Staples - 7.3%
Diageo PLC - ADR	24,293	1,808,614
PepsiCo, Inc.	13,354	2,073,743
Procter & Gamble Co.	18,006	2,600,787
Unilever PLC - ADR	96,650	5,506,150
		11,989,294
Financials - 6.4%
Berkshire Hathaway, Inc. - Class B(a)	16,603	7,956,158
Visa, Inc. - Class A	8,219	2,484,110
		10,440,268
Health Care - 14.2%
Eli Lilly & Co.	3,393	3,120,780
Johnson & Johnson	14,148	3,458,337
Medtronic PLC	83,200	7,209,280
Novo Nordisk - ADR	182,500	6,706,875
Roche Holding AG - ADR	58,898	2,927,819
		23,423,091
Industrials - 7.8%
CH Robinson Worldwide, Inc.	23,251	3,861,294
General Dynamics Corp.	15,006	5,150,359
RTX Corp.	19,876	3,834,080
		12,845,733
Information Technology - 10.2%
Accenture PLC - Class A	11,262	2,233,142
ASML Holding NV	3,736	4,934,621
Microsoft Corp.	19,504	7,219,796
NVIDIA Corp.	13,682	2,386,141
		16,773,700
TOTAL COMMON STOCKS (Cost $59,327,859)		96,679,933

	Par	Value
SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 39.9%
3.62%, 04/23/2026(b)	$21,000,000	$20,953,428
3.62%, 05/19/2026(b)	20,000,000	19,903,200
3.63%, 06/16/2026(b)	20,000,000	19,848,264
3.66%, 07/21/2026(b)	5,000,000	4,944,461
TOTAL U.S. TREASURY BILLS (Cost $65,650,671)		65,649,353
TOTAL INVESTMENTS - 98.7% (Cost $124,978,530)		$162,329,286
Other Assets in Excess of Liabilities - 1.3%		2,178,909
TOTAL NET ASSETS - 100.0%		$164,508,195

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
AG - Aktiengesellschaft
NV - Naamloze Vennootschap
PLC - Public Limited Company
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
(a)	Non-income producing security.
(b)	The rate shown is the annualized yield as of March 31, 2026.
The accompanying notes are an integral part of these financial statements.

1

Port Street Quality Growth Fund
Statement of Assets and Liabilities
March 31, 2026

ASSETS:
Investments, at value	$162,329,286
Cash	1,484,874
Receivable for investments sold	462,810
Dividends receivable	335,888
Dividend tax reclaims receivable	192,739
Receivable for fund shares sold	2,125
Prepaid expenses and other assets	22,506
Total assets	164,830,228
LIABILITIES:
Payable to Adviser	106,208
Payable for capital shares redeemed	86,103
Payable for fund administration and accounting fees	43,008
Payable for audit fees	22,251
Payable for transfer agent fees and expenses	17,126
Payable for trustees’ fees	16,889
Payable for shareholder servicing fees	8,364
Payable for compliance fees	5,179
Payable for custodian fees	3,201
Payable for expenses and other liabilities	13,704
Total liabilities	322,033
NET ASSETS	$ 164,508,195
Net Assets Consists of:
Paid-in capital	$120,133,557
Total distributable earnings	44,374,638
Total net assets	$ 164,508,195
Institutional Class
Net assets	$164,508,195
Shares issued and outstanding(a)	10,287,067
Net asset value per share	$15.99
Cost:
Investments, at cost	$124,978,530

(a)	Unlimited shares authorized without par value.
The accompanying notes are an integral part of these financial statements.

2

PORT STREET QUALITY GROWTH FUND
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2026

INVESTMENT INCOME:
Dividend income	$2,018,798
Less: Issuance fees	(17,700)
Less: Dividend withholding taxes	(63,182)
Interest income	2,543,746
Total investment income	4,481,662
EXPENSES:
Investment advisory fee (See Note 4)	1,504,313
Fund administration and accounting fees (See Note 4)	172,054
Shareholder service costs (See Note 5)	111,743
Transfer agent fees (See Note 4)	67,087
Federal and state registration fees	30,100
Audit fees	22,254
Trustees’ fees	21,431
Custodian fees (See Note 4)	21,349
Compliance fees (See Note 4)	20,714
Reports to shareholders	10,339
Legal fees	9,064
Other expenses and fees	12,408
Total expenses	2,002,856
Expense reimbursement by Adviser (See Note 4)	(239,501)
Net expenses	1,763,355
Net investment income	2,718,307
REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments	22,407,163
Net realized gain	22,407,163
Net change in unrealized appreciation (depreciation) on:
Investments	(10,505,062)
Net change in unrealized appreciation (depreciation)	(10,505,062)
Net realized and unrealized gain	11,902,101
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,620,408

The accompanying notes are an integral part of these financial statements.

3

PORT STREET QUALITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2026	2025
OPERATIONS:
Net investment income	$2,718,307	$3,102,890
Net realized gain	22,407,163	12,580,993
Net change in unrealized appreciation (depreciation)	(10,505,062)	(6,424,787)
Net increase in net assets from operations	14,620,408	9,259,096
DISTRIBUTIONS TO SHAREHOLDERS:
From earnings	(23,857,817)	(6,440,717)
Total distributions to shareholders	(23,857,817)	(6,440,717)
CAPITAL TRANSACTIONS:
Shares sold	16,476,887	19,809,424
Shares issued from reinvestment of distributions	19,319,548	4,567,701
Shares redeemed	(47,562,471)	(68,109,071)
Net decrease in net assets from capital transactions	(11,766,036)	(43,731,946)
Net decrease in net assets	(21,003,445)	(40,913,567)
NET ASSETS:
Beginning of the year	185,511,640	226,425,207
End of the year	$ 164,508,195	$185,511,640
SHARES TRANSACTIONS
Shares sold	964,454	1,143,228
Shares issued from reinvestment of distributions	1,159,637	262,060
Shares redeemed	(2,711,733)	(3,878,643)
Total decrease in shares outstanding	(587,642)	(2,473,355)

The accompanying notes are an integral part of these financial statements.

4

PORT STREET QUALITY GROWTH FUND
FINANCIAL HIGHLIGHTS
Institutional Class

	Year Ended March 31,
	2026	2025	2024	2023	2022
PER SHARE DATA:
Net asset value, beginning of year	$17.06	$16.96	$15.80	$16.61	$15.76
INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.26	0.29	0.13	0.00(b)
Net realized and unrealized gain (loss) on investments(c)	1.18	0.41	1.50	(0.59)	1.18
Total from investment operations	1.44	0.67	1.79	(0.46)	1.18
Net investment income	(0.29)	(0.31)	(0.26)	(0.07)	0.00(b)
Net realized gains	(2.22)	(0.26)	(0.37)	(0.28)	(0.33)
Total distributions	(2.51)	(0.57)	(0.63)	(0.35)	(0.33)
Net asset value, end of year	$15.99	$17.06	$16.96	$15.80	$16.61
Total return	7.83%	3.85%	11.50%	−2.67%	7.42%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$164,508	$185,512	$226,425	$203,520	$209,823
Ratio of expenses to average net assets:
Before expense reimbursement	1.10%	1.10%	1.09%	1.09%	1.09%
After expense reimbursement	0.97%	0.97%	0.97%	0.97%	0.97%
Ratio of net investment income to average net assets	1.50%	1.46%	1.75%	0.82%	0.01%
Portfolio turnover rate	9%	7%	14%	9%	9%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Amount represents less than $0.005 per share.
(c)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.

The accompanying notes are an integral part of these financial statements.

5

Port Street Quality Growth Fund
Notes to the Financial Statements
March 31, 2026
1. ORGANIZATION
Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Port Street Quality Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The objective investment of the Fund is total return. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund commenced operations on April 1, 2014. The Fund currently offers an Institutional Class. Institutional Class shares are subject to a maximum 0.10% shareholder service fee. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).
Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended March 31, 2026, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended March 31, 2026, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for the tax years prior to the fiscal year ended March 31, 2023.
Update 2023-09, Income Taxes (Topic 740) Improvements to Income Tax Disclosures (“ASU 2023-09”).  Adoption of the new standard by the Fund impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. A disaggregation of income taxes paid by jurisdiction is presented when significant income taxes are paid. Income taxes paid by the Fund for the year were determined to not be significant.
Security Transactions, Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.
The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund. For the year ended March 31, 2026, the Fund increased paid-in capital by $3,322,323 and decreased distributable earnings by $3,322,323. The reclassification was due to the Fund’s utilization of earnings and profits on redemption of shares.
Expenses – Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between funds of the Trust, or by other equitable means.

6

Port Street Quality Growth Fund
Notes to the Financial Statements
March 31, 2026(Continued)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund. The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the President of the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.
3. SECURITIES VALUATION
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:
Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share and are categorized in Level 1 of the fair value hierarchy. U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. These securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.
Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices, or last trade is used, these securities are categorized in Level 2 of the fair value hierarchy.
The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Port Street Investments, LLC (the “Adviser”) as its Valuation Designee to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

7

Port Street Quality Growth Fund
Notes to the Financial Statements
March 31, 2026(Continued)
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$ 96,679,933	$—	$—	$96,679,933
Short-Term Investment	—	65,649,353	—	65,649,353
Total Investment in Securities	$96,679,933	$65,649,353	$—	$ 162,329,286

Refer to the Schedule of Investments for further information on the classification of investments.
4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% on the first $100 million of the Fund’s average daily net assets, 0.80% on the next $150 million of the Fund’s average daily net assets, 0.75% on the next $500 million of the Fund’s average daily net assets, and 0.70% on the Fund’s average daily net assets over $750 million.
The Adviser has engaged Saratoga Research & Investment Management (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to the Sub-Adviser by the Adviser.
The Adviser has contractually agreed to waive its management fees, and pay Fund expenses, in order to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, dividends paid on short sales, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.97% of the Fund’s average daily net assets (the “Expense Cap”). After July 29, 2026, the Expense Cap for the Fund will be 1.15%, unless renewed by the Adviser for another year. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated within a year of the effective date of the Fund’s prospectus. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the board. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
April 2026 – March 2027	$258,258
April 2027 – March 2028	$276,782
April 2028 – March 2029	$239,501

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees incurred by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended March 31, 2026, are disclosed in the Statement of Operations.

8

Port Street Quality Growth Fund
Notes to the Financial Statements
March 31, 2026(Continued)
5. SHAREHOLDER SERVICING FEES
The Fund has entered into a shareholder servicing agreement (the “Agreement”) where the Adviser acts as the shareholder agent, under which the Fund may pay a servicing fee at a maximum annual rate of 0.10% of the average daily net assets of the Institutional Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. Payments may also be made directly to the intermediaries providing shareholder services. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing other personal services to shareholders as the Fund may reasonably request. For the year ended March 31, 2026, the Fund incurred $111,743 in shareholder servicing fees under the Agreement.
6. INVESTMENT TRANSACTIONS
The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended March 31, 2026, were as follows:

	Purchases	Sales
U.S. Government Securities	$—	$—
Other Securities	$10,581,219	$56,477,297

7. FEDERAL TAX INFORMATION
The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at March 31, 2026, the Fund’s most recently completed fiscal year end, were as follows:

Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net Unrealized Appreciation	Federal Income Tax Cost
$40,451,620	$(3,103,221)	$37,348,399	$124,980,887

Any difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.
At March 31, 2026, components of distributable earnings on a tax-basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Accumulated Gain	Net Unrealized Appreciation	Total Distributable Earnings
$727,406	$6,298,833	$—	$37,348,399	$44,374,638

As of March 31, 2026, the Fund’s most recently completed fiscal year end, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended March 31, 2026, the Fund did not defer any qualified late year losses.

9

Port Street Quality Growth Fund
Notes to the Financial Statements
March 31, 2026(Continued)
The tax character of distributions paid during the year ended March 31, 2026, were as follows:

Ordinary Income*	Long-Term Capital Gains	Total
$3,161,243	$20,696,574	$23,857,817

The tax character of distributions paid during the year ended March 31, 2025, were as follows:

Ordinary Income*	Long-Term Capital Gains	Total
$3,752,968	$2,687,749	$6,440,717

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.
8. CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2026, Charles Schwab & Co., Inc., for the benefit of its customers, owned 30.44% of the outstanding shares of the Fund.

10

Port Street Quality Growth Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders of Port Street Quality Growth Fund and
Board of Trustees of Managed Portfolio Series
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Port Street Quality Growth Fund (the “Fund”), a series of Managed Portfolio Series, as of March 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2014.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 22, 2026

11

PORT STREET QUALITY GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
AVAILABILITY OF FUND PORTFOLIO INFORMATION
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-855-282-2386.
AVAILABILITY OF PROXY VOTING INFORMATION
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-369-6220. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-282-2386, or (2) on the SEC’s website at www.sec.gov.
QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION
For the fiscal year ended March 31, 2026, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 71.57% for the Fund. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2026, was 37.09% for the Fund. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 13.04%.
ADDITIONAL REQUIRED DISCLOSURE FROM FORM N-CSR
Changes in and Disagreements with Accountants for Open-End Investment Companies.
There were no changes in or disagreements with accountants during the period covered by this report.
Proxy Disclosure for Open-End Investment Companies.
There were no matters submitted to a vote of shareholders during the period covered by this report.
Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.
See the Statement of Operations.
Statement Regarding Basis for Approval of Investment Advisory Contract.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Port Street Investments, LLC
APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT – Saratoga Research & Investment Management
At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2026, the Trust’s Board of Trustees (“Board”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of: (1) the Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust and Port Street Investments, LLC (“Port Street” or the “Adviser”) regarding the Port Street Quality Growth Fund (the “Fund”) and (2) the Investment Sub-Advisory Agreement between Port Street and Saratoga Research & Investment Management (“Saratoga” or “Sub-Adviser”) regarding the Fund (the “Investment Sub-Advisory Agreement”), each for another annual term.
Prior to the meeting and at a meeting held on January 6, 2026, the Trustees received and considered information from Port Street, Saratoga and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum and advice from such counsel discussing the legal standards for their consideration of the renewal of the Investment Advisory Agreement and Investment Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

12

PORT STREET QUALITY GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)(Continued)
In determining whether to continue the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services provided by Port Street and Saratoga with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Port Street and Saratoga, as applicable; (3) the costs of the services provided by Port Street and the profits realized by Port Street from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Port Street and Saratoga resulting from their relationship with the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them and did not identify any particular information that was all-important or controlling.
Based upon the information provided to the Board throughout the course of the year, including a presentation to the Board by representatives of Port Street, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Port Street as set forth in the Investment Advisory Agreement, and between Port Street and Saratoga as set forth in the Investment Sub-Advisory Agreement, as each agreement relates to the Fund, continue to be fair and reasonable in light of the services that Port Street and Saratoga perform, the investment advisory fees that each receives for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement as it relates to the Fund are summarized below.
Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Port Street provides under the Investment Advisory Agreement, noting that such services and responsibilities differ from those of the Sub-Adviser, and include, but are not limited to, the following with respect to the Fund: (1) providing for and supervising the general management and investment of the Fund’s securities portfolio through the use of a sub-adviser; (2) investing or overseeing a sub-adviser’s investment of the Fund’s assets consistent with the Fund’s investment objective and investment policies, and evaluating the sub-adviser’s performance results with respect to the Fund; (3) directly managing any portion of the Fund’s assets that the Adviser determines not to allocate to a sub-adviser and, with respect to such portion, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (4) voting or overseeing a sub-adviser’s voting of proxies with respect to the Fund’s portfolio securities; (5) maintaining and overseeing the maintenance of the required books and records for transactions effected on behalf of the Fund; (6) selecting or overseeing a sub-adviser’s selection of broker-dealers to execute orders on behalf of the Fund; and (7) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws, and overseeing a sub-adviser’s completion of the same. As part of the considerations, the Trustees noted that the Adviser had currently allocated day-to-day portfolio management of the Fund’s assets to Saratoga. The Trustees reviewed Port Street’s assets under management, capitalization and financial statements and noted the fact that Port Street is under common control with Beacon Pointe Advisors, LLC, a registered investment adviser with significant assets under management. In that regard, the Trustees concluded that Port Street has sufficient resources to support the management of the Fund. The Trustees also noted that the Trust and Adviser have obtained exemptive relief to allow the Adviser to operate the Fund in a “manager of managers” structure, which enables the Adviser to terminate and replace a sub-adviser without requesting shareholder approval. The Trustees considered the investment philosophy of the Fund’s portfolio managers and their investment industry experience. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Port Street provides to the Fund under the Investment Advisory Agreement.
Similar to the review of Port Street, the Trustees considered the scope of distinct services that Saratoga provides under the Investment Sub-Advisory Agreement with respect to such portions of the Fund that the Adviser allocates to Saratoga’s management, and subject to the Adviser’s oversight, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions Saratoga effected on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees reviewed Saratoga’s assets under management, financial statements

13

PORT STREET QUALITY GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)(Continued)
and its capitalization. The Trustees concluded that Saratoga had sufficient resources to support Saratoga’s management of the Fund. The Trustees noted the investment philosophy of Saratoga’s portfolio manager and his significant portfolio management experience. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Saratoga provides to the Fund under the Investment Sub-Advisory Agreement.
Fund Historical Performance and the Overall Performance of Port Street and Saratoga. In assessing the quality of the portfolio management delivered by Port Street and Saratoga, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to an appropriate benchmark index, the Fund’s Morningstar category (“Category”) as well as a smaller sub-set of peer funds (“Cohort”), and the composite of separate accounts that Saratoga manages utilizing a similar investment strategy as that of the Fund.
The Trustees noted that the Fund had underperformed the Category and Cohort averages for the one-year, three-year, and five-year periods ended September 30, 2025, and had underperformed its Cohort average, but outperformed its Category average, for the ten-year period ended September 30, 2025. The Trustees also considered that the Fund had underperformed its benchmark index for all periods presented as of September 30, 2025. The Trustees took into account that the Fund’s strategy contemplates holding a significant cash position in certain circumstances, which impacted relative performance during periods reviewed by the Board. The Trustees also considered that the Fund had achieved positive absolute returns across all reviewed periods since inception. The Trustees then observed that the investment performance of Saratoga’s similarly managed account composite generally tracked the Fund’s performance.
Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that the Fund pays to Port Street under the Investment Advisory Agreement, as well as Port Street’s profitability analysis for services that Port Street rendered to the Fund during the 12 months ending September 30, 2025. The Trustees also noted favorably that Port Street had agreed to continue the expense limitation agreement under which Port Street contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus, and also noted that Port Street had waived a portion of its advisory fee during its most recent fiscal year. The Trustees observed that Port Street does not manage other accounts utilizing a similar investment strategy as that of the Fund for purposes of conducting a management fee comparison. The Trustees considered the reasonableness of Port Street’s profits from its service relationship with the Fund.
The Trustees also considered the annual sub-advisory fee that Port Street pays to Saratoga under the Investment Sub-Advisory Agreement. The Trustees observed that the management fees Saratoga charges to separately managed accounts with similar investment strategies and similar asset levels to those of the Fund are generally higher than the sub-advisory fee for the Fund, noting that the scope of services that Saratoga provides to the Fund differs from the services Saratoga provides to these separately managed accounts. The Trustees noted that because the sub-advisory fees are paid by Port Street, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to Saratoga. Consequently, the Trustees did not consider the costs of services provided by Saratoga or the profitability of their relationship with the Fund to be material factors for consideration given that Saratoga is not affiliated with Port Street and, therefore, the sub-advisory fees were negotiated on an arm’s length basis.
Comparative Fee and Expense Data. The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Category and Cohort as of September 30, 2025. The Trustees noted the Fund’s management fee was equal to its Cohort Average but higher than is Category average, and total expenses (before and after waivers and expense reimbursements) were lower than the Cohort average but higher than the Category average. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Port Street’s advisory fee and the portion of such fee that it allocates to Saratoga continues to be reasonable.
Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale and noted the investment advisory fee for the Fund contains breakpoints and that the Fund’s assets had grown to the point where the initial breakpoint had been triggered. The Trustees noted that additional economies of scale would be realized through additional breakpoints in the advisory fee if Fund assets should increase materially from current levels. The Trustees concluded that the Fund was currently benefitting from economies of scale and would achieve additional benefits if the Fund’s assets were to grow materially from current levels.
Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser or the Sub-Adviser, and their affiliates, from their respective relationships with the Fund. The Trustees noted that neither

14

PORT STREET QUALITY GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)(Continued)
Port Street nor Saratoga utilizes soft dollar arrangements with respect to portfolio transactions and neither uses affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that the Adviser or the Sub-Adviser may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Port Street and Saratoga do not receive additional material benefits from their relationship with the Fund.

15

INVESTMENT ADVISER
Port Street Investments, LLC
24 Corporate Plaza, Suite 150
Newport Beach, CA 92660
DISTRIBUTOR
Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101
CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive. Suite 302
Milwaukee, WI 53212
ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
875 East Wisconsin Avenue, Suite 210
Milwaukee, WI 53202
LEGAL COUNSEL
Morgan, Lewis, & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, DC 20004
This report must be accompanied or preceded by a prospectus.
The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-369-6220.

(b)	Financial Highlights are included within the financial statements filed under Item 7 of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 7(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) “Filed herewith”

(2) Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Not applicable to open-end investment companies.

(5) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Principal Executive Officer

Date	6/1/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Principal Executive Officer

Date	6/1/2026

By (Signature and Title)*	/s/ Benjamin J. Eirich
Benjamin J. Eirich, Principal Financial Officer

Date	6/1/2026

* Print the name and title of each signing officer under his or her signature.